Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2019)

Name of Subsidiary	Jurisdiction
8995 Collins LLC	Delaware
Algo Trading Management Inc.	New Jersey
Algorithmic Trading Management, LLC	Delaware
ATM Execution LLC	New York
BNS Co-Investment LLC	Delaware
CHI EF II LP	Delaware
CHI EF III LP	Delaware
CHI II Aggregator LLC	Delaware
Cowen AB Investment LLC	Delaware
Cowen AC Corp.	Delaware
Cowen AC II Corp.	Delaware
Cowen AC III Corp.	Delaware
Cowen Advisors LLC	Delaware
Cowen Alternative Investments, LLC	Delaware
Cowen and Company (Asia) Limited	Hong Kong
Cowen and Company, LLC	Delaware
Cowen Asia Limited	Hong Kong
Cowen AT Investments LLC	Delaware
Cowen Auto LLC	Delaware
Cowen AW Investments LLC	Delaware
Cowen Capital Partners II, LLC	Delaware
Cowen CV Acquisition LLC	Delaware
Cowen DAVE LLC	Delaware
Cowen Energy Opportunities LLC	Delaware
Cowen Eolia LLC	Delaware
Cowen Execution Holdco LLC	Delaware
Cowen Execution Services Limited	England
Cowen Execution Services LLC	Delaware
Cowen Finance Company LLC	Delaware
Cowen Finance Holdings LLC	Delaware
Cowen Financial Products LLC	Delaware
Cowen Financial Technology LLC	Delaware
Cowen Healthcare Investments II GP LLC	Delaware
Cowen Healthcare Investments II LP	Delaware
Cowen Healthcare Investments III GP LLC	Delaware
Cowen Healthcare Investments III LP	Delaware
Cowen Holdings, Inc.	Delaware
Cowen International (Luxembourg) S.a.r.l	Luxembourg
Cowen International Limited	England and Wales
Cowen Investment Advisors LLC	Delaware
Cowen Investment II LLC	Delaware
Cowen Investment Management LLC	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2019)
(continued)

Name of Subsidiary	Jurisdiction
Cowen Investments LLC	Delaware
Cowen Lagunita Investment LLC	Delaware
Cowen Latitude Capital Group, LLC	Delaware
Cowen OJ Investment LLC	Delaware
Cowen Overseas Investment LP	Cayman Islands
Cowen PB Holdings LLC	Delaware
Cowen Prime Services LLC	Delaware
Cowen Prime Services Trading LLC	California
Cowen Private Investments GP LLC	Delaware
Cowen Private Investments LP	Delaware
Cowen QN Acquisition LLC	Delaware
Cowen Services Company, LLC	Delaware
Cowen Special Investments LLC	Delaware
Cowen Structured Holdings Inc.	Delaware
Cowen Structured Holdings LLC	Delaware
Cowen Structured Products Specialists, LLC	Delaware
Cowen Sustainable Advisors LLC	Delaware
Cowen Sustainable Investments Offshore I LP	Cayman Islands
Cowen Trading Strategies LLC	Delaware
CSI GP I LLC	Delaware
CSI I Intermediate (Cayman) LP	Cayman Islands
CSI I Master Fund B LP	Cayman Islands
CSI Intermediate (US) LP	Delaware
CSI Master Fund LP	Cayman Islands
CSI Phoenix Holdco LLC	Delaware
Erdos Capital GP LLC	Delaware
Erdos Capital LP	Delaware
Erdos Capital Partners LLC	Delaware
FDM Co-Investment LLC	Delaware
GB Co Investment-LLC	Delaware
GLA Co-Investment LLC	Delaware
Healthcare Royalty GP IV, LLC	Delaware
Healthcare Royalty Management, LLC	Delaware
Healthcare Royalty Partners IV, L.P.	Delaware
Hollenfels Re SA	Luxembourg
Kyber Aesthetic Data LLC	Delaware
Kyber Data Science LLC	Delaware
Kyber Data Sub LLC	Delaware
Kyber Health Data LLC	Delaware
Kyber Survey Data LLC	Delaware
Margate Capital Partners Fund LP	Delaware
Margate Capital Partners Fund Ltd	Delaware
Margate Capital Partners Master Fund Ltd	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2019)
(continued)

Name of Subsidiary	Jurisdiction
Morish Insurance Company	New York
NS Co-Investment LLC	Delaware
October LLC	Delaware
PFC Acquisition Corp	Delaware
PFC Associates LLC	Delaware
PFC Intermediate Corp.	Delaware
PFC Parent Corp	Delaware
PX Co-Investment LLC	Delaware
Quarton International AG	Germany
Quarton International AG	Switzerland
Quarton International Europe AG	Switzerland
Ramius Enterprise Investments Gibraltar Ltd	Gibraltar
Ramius Enterprise Luxembourg Holdco II SARL	Luxembourg
Ramius Enterprise Luxembourg Holdco SARL	Luxembourg
Ramius Enterprise Master Fund Ltd	Cayman Islands
Ramius Gibraltar Solution LLC	Delaware
Ramius Merger Fund LLC	Delaware
Ramius Optimum Investments LLC	Delaware
Ramius UK Limited	England
Ramius V&O Holdings LLC	Delaware
RCG Endeavor LLC	Delaware
RCG Insurance Company	New York
RCG IO Equity S.a.r.l.	Luxembourg
RCG IO Renergys S.a.r.l	Luxembourg
RCG Linkem II LLC	Delaware
RCG Linkem LLC	Delaware
RCG LV Pearl LLC	Delaware
RCG MFI Peachers Mills, LLC	Delaware
RCG RE Manager LLC	Delaware
RCG Re S.a.r.l.	Luxembourg
RCG Renergys LLC	Delaware
RLS Co-Investment LLC	Delaware
SG Co-Investment LLC	Delaware
Silver Strike Capital Inc.	British Columbia
Surfside Lender LLC	Delaware
Tomahawk SA LLC	Delaware
Tramz Loan Partners, LLC	Delaware
TriArtisan Capital Advisors LLC	Delaware
TriArtisan ES MM LLC	Delaware
TriArtisan ES Partners LLC	Delaware
TriArtisan Orlando MM LLC	Delaware
TriArtisan Orlando Partners LLC	Delaware
TriArtisan PFC MM LLC	Delaware
TriArtisan PFC Partners LLC	Delaware

Exhibit 21.1
List of Subsidiaries of Cowen, Inc.
(as of December 31, 2019)
(continued)

Name of Subsidiary	Jurisdiction
TriArtisan TGIF MM LLC	Delaware
TriArtisan TGIF Partners LLC	Delaware
Vianden RCG Re SCA	Luxembourg
Westminster Research Associates LLC	Delaware

The foregoing does not constitute a complete list of all subsidiaries of the registrant. The subsidiaries that have been omitted do not, if considered in the aggregate as a single subsidiary, constitute a “Significant Subsidiary” as defined by the SEC.